Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 2023

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;
•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,794,124 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$331,508,207
Aggregate Outstanding Principal Balance – Treasury Bill	52,558,846
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.85%
Aggregate Outstanding Principal Balance – One-Month LIBOR	278,949,361
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.15%
Number of Borrowers	8,441
Average Outstanding Principal Balance Per Borrower	39,274
Number of Loans	15,029
Average Outstanding Principal Balance Per Loan – Treasury Bill	43,046
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	20,202
Weighted Average Remaining Term to Scheduled Maturity	185 months
Weighted Average Annual Interest Rate	6.19%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$28,274	*
3.01% to 3.50%	998	12,537,828	3.8%
3.51% to 4.00%	1,248	22,770,239	6.9
4.01% to 4.50%	2,874	40,421,509	12.2
4.51% to 5.00%	3,153	52,168,494	15.7
5.01% to 5.50%	721	13,764,280	4.2
5.51% to 6.00%	781	15,580,599	4.7
6.01% to 6.50%	1,201	26,721,770	8.1
6.51% to 7.00%	1,155	30,945,947	9.3
7.01% to 7.50%	475	14,815,238	4.5
7.51% to 8.00%	1,007	35,746,699	10.8
8.01% to 8.50%	1,076	43,543,096	13.1
Equal to or greater than 8.51%	339	22,464,235	6.8

Total	15,029	$331,508,207	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,132	$2,969,269	0.9%
$ 5,000.00-$ 9,999.99	1,075	7,942,899	2.4
$10,000.00-$14,999.99	983	12,218,270	3.7
$15,000.00-$19,999.99	795	13,896,233	4.2
$20,000.00-$24,999.99	599	13,468,612	4.1
$25,000.00-$29,999.99	512	14,082,745	4.2
$30,000.00-$34,999.99	467	15,188,656	4.6
$35,000.00-$39,999.99	384	14,370,528	4.3
$40,000.00-$44,999.99	305	12,978,172	3.9
$45,000.00-$49,999.99	261	12,321,726	3.7
$50,000.00-$54,999.99	230	12,028,477	3.6
$55,000.00-$59,999.99	165	9,453,178	2.9
$60,000.00-$64,999.99	163	10,191,412	3.1
$65,000.00-$69,999.99	121	8,154,597	2.5
$70,000.00-$74,999.99	119	8,600,693	2.6
$75,000.00-$79,999.99	114	8,818,471	2.7
$80,000.00-$84,999.99	88	7,255,590	2.2
$85,000.00-$89,999.99	72	6,279,042	1.9
$90,000.00-$94,999.99	74	6,839,387	2.1
$95,000.00-$99,999.99	64	6,256,128	1.9
$100,000.00 and above	718	128,194,122	38.7

Total	8,441	$331,508,207	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	14,050	$299,385,296	90.3%
31-60 days	344	11,937,113	3.6
61-90 days	183	5,002,495	1.5
91-120 days	83	2,759,095	0.8
121-150 days	70	3,376,280	1.0
151-180 days	54	1,529,381	0.5
181-210 days	44	1,316,927	0.4
Greater than 210 days	201	6,201,619	1.9

Total	15,029	$331,508,207	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	104	$62,449	*
4 to 12	413	411,858	0.1%
13 to 24	632	1,685,843	0.5
25 to 36	640	2,792,947	0.8
37 to 48	775	4,684,575	1.4
49 to 60	1,555	9,192,931	2.8
61 to 72	883	7,479,554	2.3
73 to 84	702	7,936,234	2.4
85 to 96	606	8,173,217	2.5
97 to 108	607	9,734,928	2.9
109 to 120	1,730	26,900,181	8.1
121 to 132	1,062	22,451,094	6.8
133 to 144	820	20,151,947	6.1
145 to 156	773	21,016,782	6.3
157 to 168	613	20,290,673	6.1
169 to 180	541	19,048,242	5.7
181 to 192	415	15,194,567	4.6
193 to 204	304	12,330,760	3.7
205 to 216	287	13,952,972	4.2
217 to 228	202	9,135,817	2.8
229 to 240	182	9,022,758	2.7
241 to 252	131	6,618,128	2.0
253 to 264	89	4,752,132	1.4
265 to 276	91	6,249,026	1.9
277 to 288	83	4,816,331	1.5
289 to 300	208	18,857,371	5.7
301 to 312	476	40,834,581	12.3
313 to 324	17	1,581,247	0.5
325 to 336	18	912,557	0.3
337 to 348	13	957,800	0.3
349 to 360	14	1,281,831	0.4
361 and above	43	2,996,876	0.9

Total	15,696	$331,508,207	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	305	$8,442,686	2.5%
Forbearance	1,103	36,401,750	11.0
Repayment
First year in repayment	62	5,367,601	1.6
Second year in repayment	93	5,177,479	1.6
Third year in repayment	113	7,502,130	2.3
More than 3 years in repayment	13,353	268,616,562	81.0

Total	15,029	$331,508,207	100.0%

(1)
Of the trust student loans in forbearance status, approximately 85 loans with an aggregate outstanding principal balance of $2,757,945, representing 0.83% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 150.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.0	-	218.0
Forbearance	-	11.1	209.9
Repayment	-	-	179.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,442,686 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,904,284 or approximately 69.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	145	$3,645,317	1.1%
Alaska	19	725,069	0.2
Arizona	478	9,944,398	3.0
Arkansas	86	1,903,531	0.6
California	1,375	29,639,361	8.9
Colorado	252	5,440,309	1.6
Connecticut	195	3,024,275	0.9
Delaware	44	848,155	0.3
District of Columbia	57	1,515,923	0.5
Florida	1,381	45,206,026	13.6
Georgia	540	13,719,670	4.1
Hawaii	56	1,413,560	0.4
Idaho	55	1,149,624	0.3
Illinois	560	10,787,485	3.3
Indiana	898	18,246,702	5.5
Iowa	44	639,507	0.2
Kansas	201	3,597,594	1.1
Kentucky	171	3,418,729	1.0
Louisiana	546	10,177,646	3.1
Maine	73	2,577,930	0.8
Maryland	423	9,449,563	2.9
Massachusetts	473	8,416,117	2.5
Michigan	314	7,327,659	2.2
Minnesota	173	3,531,914	1.1
Mississippi	129	3,041,040	0.9
Missouri	267	5,394,779	1.6
Montana	20	663,259	0.2
Nebraska	30	378,648	0.1
Nevada	85	2,543,450	0.8
New Hampshire	137	2,514,122	0.8
New Jersey	394	7,155,741	2.2
New Mexico	51	1,244,229	0.4
New York	1,067	19,660,366	5.9
North Carolina	392	9,559,776	2.9
North Dakota	13	365,245	0.1
Ohio	106	3,016,912	0.9
Oklahoma	219	4,317,030	1.3
Oregon	178	3,664,056	1.1
Pennsylvania	471	8,973,735	2.7
Rhode Island	34	474,657	0.1
South Carolina	199	5,204,132	1.6
South Dakota	6	152,123	*
Tennessee	233	5,719,148	1.7
Texas	1,282	27,846,377	8.4
Utah	53	1,160,273	0.3
Vermont	27	595,182	0.2
Virginia	412	8,443,020	2.5
Washington	376	6,912,266	2.1
West Virginia	69	1,421,727	0.4
Wisconsin	110	1,981,234	0.6
Wyoming	11	106,619	*
Other	99	2,653,001	0.8

Total	15,029	$331,508,207	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	7,359	$133,260,463	40.2%
Other Repayment Options(1)	5,347	101,282,805	30.6
Income-driven Repayment(2)	2,323	96,964,938	29.2

Total	15,029	$331,508,207	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 119 loans with an aggregate outstanding principal balance of $3,026,318 currently in an interest-only period.  These interest-only loans represent approximately 0.9% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,455	$136,912,306	41.3%
Unsubsidized	7,574	194,595,901	58.7

Total	15,029	$331,508,207	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	46	$2,614,266	0.8%
October 1, 1993 through June 30, 2006	14,983	328,893,940	99.2
July 1, 2006 and later	0	0	0.0

Total	15,029	$331,508,207	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	339	$5,094,890	1.6%
College Assist	4	403,251	0.1
Educational Credit Management Corporation	926	20,143,473	6.1
Great Lakes Higher Education Corporation	10,345	240,662,973	72.6
Kentucky Higher Educ. Asst. Auth.	519	9,504,374	2.9
Michigan Guaranty Agency	140	3,191,518	1.0
Oklahoma Guaranteed Stud Loan Prog	176	3,370,892	1.0
Pennsylvania Higher Education Assistance Agency	715	14,086,255	4.2
Texas Guaranteed Student Loan Corp	1,865	35,050,582	10.6

Total	15,029	$331,508,207	100.0%